Exhibit 10.3

AMENDMENT NO. 13

TO

UNSECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 13 (this “Amendment”) to those certain Unsecured Convertible Promissory Notes, as amended on June 15, 2023, and as subsequently amended on July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, October 31, 2023, November 15, 2023, January 5, 2024, March 15, 2024 and April 30, 2024 (as amended, the “Third Notes”), issued by Arch Therapeutics, Inc., a Nevada corporation (the “Company”), to each Holder pursuant to that certain Securities Purchase Agreement, dated July 6, 2022, by and among the Company and the signatories thereto (the “Holders”), as amended on January 18, 2023, May 15, 2023 and March 12, 2024 (as amended, the “Securities Purchase Agreement”) is made and entered into effective August 15, 2024 by and among the Company and the Consenting Stockholders (as defined below). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 4.3 of the Third Notes and Section 7(e) of the Securities Purchase Agreement, the Third Notes may be amended in a written instrument signed by the Company, the Lead Investor, and Holders which purchased at least 50% plus $1.00 of the Notes based on the initial Principal Amounts thereunder (the Lead Investor and such Holders, collectively the “Consenting Stockholders”); and

WHEREAS, the undersigned Holders constitute the Consenting Stockholders.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Amendments to the Third Notes.

1.1 The Third Notes are hereby amended by deleting the words “August 15, 2024” in the first paragraph of the Third Notes and replacing such words with the following words in substitution therefor:

“September 15, 2024”

1.2 The Third Notes are hereby amended by deleting the words “by August 15, 2024” in Section 3.23 of the Third Notes and replacing such words with the following words in substitution therefor:

“by September 15, 2024”

2. Miscellaneous.

2.1 The “Third Note Amendment Termination Date” is hereby extended to September 15, 2024.

2.2 Except as expressly amended by this Amendment, the terms and provisions of the Third Notes shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the Third Notes; any reference to the Third Notes in any such instrument or document shall be deemed a reference to the Third Notes as amended hereby. The Third Notes as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

2.3 This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada as such laws are applied to agreements between parties in Nevada.

2.4 This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ARCH THERAPEUTICS, INC.

By:
Name:	Michael S. Abrams
Title:	Chief Financial Officer

Signature Page to Amendment No. 13 to the Third Notes

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

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By:
Name:
Title:

Signature Page to Amendment No. 13 to the Third Notes